BNY Mellon International Core Equity Fund
STATEMENT OF INVESTMENTS
June 30, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 92.4%
Australia — 2.2%
ASX Ltd.	49,835	2,288,191
Austria — 1.1%
OMV AG	20,650	1,122,579
Bermuda — 1.1%
Hiscox Ltd.	64,110	1,104,713
France — 22.0%
AXA SA	23,064	1,133,625
BNP Paribas SA	36,344	3,273,477
Cie de Saint-Gobain SA	20,053	2,358,996
Cie Generale des Etablissements Michelin SCA	51,698	1,923,649
Klepierre SA	66,391	2,630,462
Orange SA	212,204	3,239,403
Publicis Groupe SA	20,695	2,336,270
Sanofi SA	16,222	1,569,601
SCOR SE	31,190	1,031,343
SPIE SA	25,947	1,459,788
Vinci SA	11,205	1,653,993
		22,610,607
Germany — 6.7%
Daimler Truck Holding AG	11,006	520,914
Deutsche Lufthansa AG	188,204	1,591,280
DHL Group	25,985	1,201,169
E.ON SE	55,327	1,018,733
Fresenius SE & Co. KGaA	27,952	1,405,779
Heidelberg Materials AG	729	171,274
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,568	1,016,904
		6,926,053
Hong Kong — .8%
Sun Hung Kai Properties Ltd.	73,000	838,223
Italy — 5.2%
Amplifon SpA	61,624	1,448,497
Enel SpA	311,038	2,952,111
Eni SpA	62,437	1,011,280
		5,411,888
Japan — 21.9%
East Japan Railway Co.	83,300	1,797,721
Ebara Corp.	91,900	1,761,906
FUJIFILM Holdings Corp.	58,400	1,269,016
ITOCHU Corp.	25,200	1,324,382
Komatsu Ltd.	70,100	2,294,533
Kurita Water Industries Ltd.	26,500	1,044,034
Mitsubishi Electric Corp.	104,300	2,252,567
Mizuho Financial Group, Inc.	129,400	3,562,271
Pan Pacific International Holdings Corp.	54,300	1,866,316
Santen Pharmaceutical Co., Ltd.	171,400	1,965,956
Sumitomo Mitsui Financial Group, Inc.	78,800	1,975,518
Yaskawa Electric Corp.	63,700	1,435,374
		22,549,594

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 92.4% (continued)
Netherlands — 2.8%
ING Groep NV	71,011	1,558,325
Signify NV(a)	49,825	1,348,946
		2,907,271
Singapore — 1.4%
Singapore Exchange Ltd.	120,900	1,414,195
Spain — 2.3%
Repsol SA	86,500	1,267,119
Unicaja Banco SA(a)	449,333	1,061,878
		2,328,997
Switzerland — .8%
Sonova Holding AG	2,790	833,416
United Kingdom — 24.1%
BAE Systems PLC	53,269	1,379,094
Balfour Beatty PLC	222,021	1,592,654
Barclays PLC	671,743	3,111,305
Bellway PLC	31,907	1,263,389
BP PLC	323,903	1,615,778
GSK PLC	177,472	3,383,106
HSBC Holdings PLC	83,826	1,014,887
Informa PLC	182,016	2,013,825
Johnson Matthey PLC	53,802	1,282,284
Land Securities Group PLC	254,631	2,205,925
Rio Tinto PLC	19,213	1,119,590
Shell PLC	101,514	3,557,335
Tate & Lyle PLC	173,384	1,229,495
		24,768,667
Total Common Stocks (cost $81,247,303)		95,104,394

Preferred Dividend Rate (%)
Preferred Stocks — 1.6%
Germany — 1.6%
Volkswagen AG (cost $2,444,951)	6.36	15,387	1,624,794

Exchange-Traded Funds — 3.8%
United States — 3.8%
iShares MSCI EAFE ETF(b) (cost $3,694,547)	42,954	3,839,658

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — 1.1%
Registered Investment Companies — 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $1,140,983)	4.47	1,140,983	1,140,983
Total Investments (cost $88,527,784)		98.9%	101,709,829
Cash and Receivables (Net)		1.1%	1,177,176
Net Assets		100.0%	102,887,005

ETF—Exchange-Traded Fund

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2025, these securities amounted to $2,410,824 or 2.3% of net assets.

(b)
Security, or portion thereof, on loan. At June 30, 2025, the value of the fund’s securities on loan was $3,296,802 and the value of the collateral was
$3,384,046, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon International Core Equity Fund

June 30, 2025 (Unaudited)
The following is a summary of the inputs used as of June 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	—	95,104,394	—	95,104,394
Equity Securities - Preferred Stocks	—	1,624,794	—	1,624,794
Exchange-Traded Funds	3,839,658	—	—	3,839,658
Investment Companies	1,140,983	—	—	1,140,983
	4,980,641	96,729,188	—	101,709,829

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At June 30, 2025, accumulated net unrealized appreciation on investments was $13,182,045, consisting of $15,252,811 gross unrealized appreciation and $2,070,766 gross unrealized depreciation.
At June 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.